EMPLOYEE BENEFIT PLAN	9 Months Ended
Sep. 30, 2025
Retirement Benefits [Abstract]
EMPLOYEE BENEFIT PLAN	EMPLOYEE BENEFIT PLAN
The Company maintains a voluntary defined contribution 401(k) plan in which employees may contribute up to 100% of their salary and bonus, subject to statutory maximum contribution amounts. The Company matches 50% of the first 6% of employee contributions. The expense relating to the matching contribution was $1.9 million, $1.4 million and $0.9 million for the years ended December 31, 2024, 2023 and 2022, respectively.
Dorman Trading maintained a Safe Harbor 401(k) plan for qualified employees, wherein Dorman Trading matches up to 3% of qualified employee contributions up to a defined maximum, and makes further discretionary contributions to the plan, subject to certain limitations as set forth in the plan agreement. Dorman’s plan was merged with the Company’s 401(k) plan effective January 1, 2024. Employer contributions made to the plan was $0.1 million for the year ended December 31, 2023. Employer contributions made to the plan between the acquisition date and year ended December 31, 2022 were not material.
EMPLOYEE BENEFIT PLAN
The Company maintains a voluntary defined contribution 401(k) plan in which employees may contribute up to 100% of their salary and bonus, subject to statutory maximum contribution amounts. The Company matches 50% of the first 6% of employee contributions. The expense relating to the matching contribution was $0.3 million for both three months ended September 30, 2025 and 2024, and $1.2 million and $1.4 million for the nine months ended September 30, 2025 and 2024, respectively.